UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Laurie D. Neat
Capital International, Inc.
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM

[cover: global map]

Semi-annual report for the six months ended December 31, 2011

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis as more fully described in its prospectus. Securities offered through American Funds Distributors,® Inc., member FINRA.

Fellow investors:

Emerging markets equities dropped in the last six months of 2011 as investors worried about Europe’s ability to manage the sovereign debt crisis and the potential impact of a global economic slowdown on emerging markets exports. Signs of deceleration in China’s economy further dampened sentiment. For the six-month period ended December 31, 2011, the net asset value of the Emerging Markets Growth Fund declined 22.0%, with distributions reinvested, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), fell 19.7%.

Economically sensitive sectors declined the most, with industrials and materials posting the steepest losses. Financials stocks also suffered in the face of tighter credit conditions and a possible increase in nonperforming loans in a more sluggish economic environment. Losses were more muted in defensive sectors such as telecommunication services and consumer staples, while growing demand for smartphones helped support some technology companies.

Market review

The enormity of the European debt crisis — and the vast scope of the political and fiscal initiatives needed to address it — kept markets on edge during the second half of the year. Major emerging markets economies showed signs of slowing, including China, India and Brazil. The economic slump in Europe — Asia’s largest export destination — weighed on exports in several markets, and factory output in Asia declined in the fourth quarter.

Capital seeped from the emerging markets, with dedicated emerging markets funds reporting high outflows. Most currencies depreciated against the U.S. dollar after taking a sharp downward turn in September. A number registered double-digit losses, including the Indian rupee, the Turkish lira, the South African rand and the Brazilian real, as well as most Central and Eastern European currencies.

Prices for most metals slid, with the primary exception of gold, which rose slightly. Oil prices plummeted in late September, but ended the period slightly higher. Energy heavyweights Petrobras and Gazprom were major detractors to market returns. Shares of Russia’s Gazprom fell 27% despite healthy gas sales to Europe, as investors appeared more nervous about slowing global growth. Brazil’s state-owned oil producer Petrobras declined on fears related to a potential increase in government control and the effect of rising costs and currency depreciation on the firm’s profitability. Iron ore producer Vale slumped on expectations for sagging demand for steel from China.

[Begin Sidebar]
Results at a glance

For periods ended December 31, 2011, with distributions reinvested

	Total returns		Average annual total returns
						Lifetime
	6 months	1 year	3 years	5 years	10 years	(since 5/30/86)
Emerging Markets Growth Fund	–22.0%	–21.5%	17.7%	2.7%	13.5%	15.6%
MSCI Emerging Markets IMI1,2	–19.7	–19.5	20.7	2.6	13.9	11.6	3
MSCI Emerging Markets Index2,4	–19.1	–18.4	20.1	2.4	13.9	11.6	3

1Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with net dividends thereafter.

2The indices are unmanaged and, therefore, have no expenses.
3The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

4Reflects gross dividends through December 31, 2000 and net dividends thereafter.

The total annual fund operating expense ratio was 0.68% as of the most recent fiscal year-end, and was 0.74% including “Acquired Fund” fees and expenses, as reflected in the prospectus dated August 29, 2011.

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with net dividends reinvested, and are for the period ended December 31, 2011, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.
[End Sidebar]

Larger markets fell sharply on the whole. Smaller markets in Asia and Latin America fared somewhat better, supported by stable domestic economies. Shares of banks in China, India and Brazil dropped despite solid corporate profits, as investors worried about stricter lending criteria. Financials stocks shed 23% overall.

Authorities in some markets, including China and Brazil, tightened credit in early 2011 but reversed course in the second half of the year on hopes that inflation might ease. China’s economy lost some momentum, with GDP growth slowing to a 9.1% annualized rate in the third quarter from 9.5% in the second quarter and 9.7% in the first. Property prices continued to weaken, and in November manufacturing activity fell to its lowest level since early 2009. Monetary authorities lowered the reserve ratio requirement — the portion of depositors’ bank balances lenders must hold as cash — in early December for the first time in three years. Inflation slid to 4.1% in December after reaching a three-year high of 6.5% in July, fueling expectations for further monetary policy easing in 2012. The MSCI China IMI fell 21%.

Meanwhile, India battled high inflation, which ebbed from its peak but remained above 9% through November amidst stricter credit conditions. GDP growth decelerated to an annual rate of 6.9% in the July–September quarter, from 7.7% in the previous quarter. The Reserve Bank of India continued to lift interest rates for a total of 13 times since early 2010. Stocks dropped 33%, with the sharp depreciation of the Indian rupee holding back returns. The rupee was among the world’s weakest currencies during the period, losing 16% against the U.S. dollar. Worries that political gridlock had stymied reforms in India and that a sluggish economy would dampen corporate earnings also hampered market sentiment.

[Begin Sidebar]
10 largest equity holdings

	Percent of net assets as of 12/31/11	Percent of price change for the 6 months ended 12/31/11*
Samsung Electronics	3.6%	18.7%
LG Chem	2.0	–39.6
Industrial and Commercial
Bank of China	2.0	–22.0
Taiwan Semiconductor
Manufacturing	2.0	–1.1
Bank of China	2.0	–24.7
China Shenhua Energy	1.9	–9.7
OAO Gazprom	1.9	–27.2
China Petroleum & Chemical	1.5	4.0
Bharti Airtel	1.5	–26.8
Petróleo Brasileiro – Petrobras	1.3	–24.3
Total	19.7%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Weaker export numbers, which account for about half of South Korean GDP and roughly two-thirds of Taiwan’s growth, weighed on both economies. South Korean automakers, which rose in the first six months of the year, tapered off in the second half amid fears of growing competition. Shares of several technology companies in both countries advanced, however, helping to pare losses in their respective markets. Ordinary shares of Samsung Electronics climbed 19% as strong smartphone sales offset a waning desire for LCD panels and televisions. But Taiwanese smartphone maker HTC tumbled as it drastically lowered its outlook in the face of additional competition. Both Samsung and HTC found themselves embroiled in ongoing legal skirmishes with Apple over patent issues.

[Begin Sidebar]
Where the fund’s assets were invested
						Value of
	Percent of net assets			MSCI EM IMI1		holdings
						12/31/11
	12/31/10	6/30/11	12/31/11	6/30/11	12/31/11	(000)
Asia-Pacific
China	16.8%	15.7%	18.2%	17.3%	17.6%	$2,358,885
Hong Kong	1.6	2.4	3.6	—	—	466,883
India	9.9	9.5	7.2	7.6	6.3	937,963
Indonesia	2.6	3.3	3.1	2.7	3.2	405,717
Malaysia	3.2	3.8	3.7	3.3	3.7	479,133
Pakistan	.1	.1	.1	—	—	13,083
Philippines	.9	.9	.8	.6	.8	96,738
Singapore	.8	.8	1.0	—	—	125,895
South Korea	9.7	10.5	11.2	14.9	15.3	1,454,711
Taiwan	6.2	6.0	6.1	12.3	11.8	794,759
Thailand	2.5	2.9	2.5	1.8	2.2	322,645
Vietnam	—	—	—	—	—	2,722
	54.3	55.9	57.5	60.5	60.9	7,459,134
Latin America
Argentina	1.9	1.2	.4	—	—	45,777
Brazil	9.9	9.4	9.4	14.4	14.0	1,215,780
Chile	.5	.3	.2	1.7	1.7	29,742
Colombia	.3	.3	.3	.8	.9	43,650
Mexico	5.9	4.5	3.9	4.1	4.4	515,205
Peru	—	—	—	.4	.6	3,586
Uruguay	.1	.1	—	—	—	—
	18.6	15.8	14.2	21.4	21.6	1,853,740
Eastern Europe and Middle East
Czech Republic	.6	.7	.7	.4	.3	86,001
Hungary	.2	.3	.3	.4	.3	32,209
Israel	1.2	.9	.7	—	—	95,838
Oman	.2	.2	.3	—	—	44,690
Poland	1.2	1.5	1.3	1.7	1.4	170,695
Russia	7.0	8.3	6.9	6.1	5.7	894,508
Saudi Arabia	.3	.6	.9	—	—	120,749
Turkey	1.4	.6	.2	1.5	1.3	23,474
United Arab Emirates	.2	.2	.4	—	—	45,667
	12.3	13.3	11.7	10.1	9.0	1,513,831
Africa
Egypt	.1	—	.1	.4	.3	9,594
Morocco	.1	.1	.1	.2	.2	10,629
South Africa	3.5	3.1	3.5	7.4	8.0	452,571
	3.7	3.2	3.7	8.0	8.5	472,794
Other markets2
Australia	1.2	.9	.7			94,667
Austria	.2	.2	.2			25,614
Canada	1.0	.8	.9			112,077
Italy	.1	.1	.4			55,982
Switzerland	—	.2	.1			16,673
United Kingdom	1.9	3.4	4.7			613,429
United States of America	.8	.9	1.1			142,279
	5.2	6.5	8.1			1,060,721
Multinational	.5	.3	.3			40,074
Other3	1.7	1.8	.7			95,480
Other assets less liabilities
(including short-term securities and forward currency contracts)
	3.7	3.2	3.8			487,473
Total net assets	100.0%	100.0%	100.0%			$12,983,247

1 A dash indicates that the market is not included in the index. Source: MSCI.
2 Includes investments in companies incorporated in the region that have significant operations in emerging markets.
3 Includes securities in initial period of acquisition.
[End Sidebar]

Elsewhere in Asia, Thailand experienced its heaviest floods in 50 years, which crippled transportation networks and disrupted major supply chains — including those of Toyota Motor and Sony. Earlier in the period, investors cheered the election of Yingluck Shinawatra as prime minister, the sister of former prime minister Thaksin Shinawatra, who was ousted in 2006. Thai stocks ended only 4% lower, supported by several consumer-related companies. Meanwhile, Indonesia lost just 6% in aggregate. Shares of cement producer Semen Gresik and auto conglomerate Astra International rose. Indonesia’s third-quarter GDP expanded by more than 6% for the fourth consecutive quarter, fueled by domestic consumption.

[Begin Sidebar]
Percent change in key markets*
	6 months
	ended 12/31/11
	Expressed	Expressed
	in U.S.	in local
	dollars	currency
Asia-Pacific
China	–20.6%	–20.7%
India	–32.6	–19.9
Indonesia	–6.4	–1.1
Malaysia	–7.7	–3.1
Philippines	–1.5	–0.3
South Korea	–18.2	–11.7
Taiwan	–20.8	–16.6
Thailand	–4.0	–1.4

Latin America
Brazil	–20.7	–5.3
Chile	–21.3	–12.7
Colombia	–10.8	–2.4
Mexico	–13.0	3.5
Peru	6.6	6.6

Eastern Europe and Middle East
Czech Republic	–24.2	–11.3
Hungary	–45.7	–28.1
Poland	–37.9	–22.3
Russia	–27.0	–17.6
Turkey	–30.3	–19.0

Africa
Egypt	–32.4	–31.7
Morocco	–15.0	–6.9
South Africa	–11.1	5.9

Emerging Markets
Growth Fund	–22.0

*The market indices, compiled by MSCI, are unmanaged and, therefore, have no expenses.
[End Sidebar]

Brazilian stocks fell 21%. The country’s economy stalled in the third quarter, with consumer spending — which accounts for about 60% of GDP — dropping considerably. The central bank lowered its key lending rate to 11%. Mexico’s GDP grew at a better-than-expected rate of 4.5% in the third quarter from a year earlier, up from 3.2% in the previous quarter. Mexican equities climbed 4% in local currency, but posted double-digit losses in U.S. dollar terms given the sharp decline in the peso. América Móvil ended 16% lower amid increased regulatory pressures; the Latin American telecommunications provider increased its stake in fixed-line company Telmex to more than 90% through a share buyout in November.

The MSCI Russia IMI weakened 27%, hurt by declining commodity and banking stocks. Russian stocks took a particularly hard hit in December after protests erupted over allegations of fraud in parliamentary elections, setting the stage for political instability in the run-up to March’s presidential vote.

Turkish equities finished 30% lower. Bank shares dropped amid apprehension that higher borrowing rates would cut into profits. South Africa’s market witnessed a 6% jump in local currency terms, partly sustained by several consumer stocks, but the rand’s depreciation eroded gains. Hungarian equities lost 46% as the country’s debt swelled to more than 80% of GDP, and doubts persisted about whether changes in its constitution might prevent the government from securing help from the International Monetary Fund. The forint struggled, dipping 24% against the U.S. dollar. Egypt’s stock market shed 32%, stoked by political and religious tensions surrounding the collapse of Hosni Mubarak’s regime.

Portfolio review

The fund’s value deteriorated, with investments in consumer staples and telecommunication services posting especially steep losses. Materials and industrial stocks also dropped appreciably. Overall, equity holdings in the larger markets of China, India, Brazil and Russia detracted from results. Nevertheless, several investments in the energy and technology sectors rose.

Investments in a few growth-oriented consumer stocks dampened fund results as the market favored more defensive companies. Brazilian consumer goods conglomerate Hypermarcas plunged as investors became increasingly alarmed over debts accumulated as a result of its aggressive acquisitions policy in recent years. A more sluggish local economy further undermined the company’s stock price. Meanwhile, shares of Indian beverage giant United Spirits slid amid worries about the actions of majority shareholder Vijay Mallya, who also owns a controlling stake in the troubled Kingfisher Airlines. Although United Spirits continues to have a robust business, investors feared that Mallya might tap its balance sheet to finance Kingfisher’s increasingly unsustainable debt burden.

A number of other investments in India hampered results. Shares of coal, port and power conglomerate Adani Enterprises registered further declines as investors fretted over political gridlock and the possibility that government red tape could delay clearances for projects. Jain Irrigation Systems retreated as late payments from various state governments sparked anxiety over a potential deterioration of the company’s balance sheet.

Among telecommunications providers, Brazil’s Tele Norte Leste Participações struggled on concerns about declining revenues and the impact of ongoing corporate restructuring. Shares fell 38% over the period. India’s Bharti Airtel also slid; the wireless provider reported profit declines, missing analyst estimates for a fifth consecutive quarter as it grappled with rising costs.

Shares of South Korean petrochemicals firm LG Chem — one of the fund’s largest holdings — shed 40% as profits disappointed. Speculation late in the year that LG Chem would spin off its profitable battery business further distressed investors. Several other materials stocks also fell, including Indorama Ventures; Thailand’s largest maker of polyester and plastic packaging dropped as the massive floods affected sales. Shares of South Africa’s Sappi — the world’s biggest producer of glossy paper — declined as demand for the product weakened.

China’s Anhui Conch Cement stumbled despite realizing higher profits as investors worried about a slowdown in the country’s industrial sector. Meanwhile, the repercussions of July’s high-speed train crash sent shares of China High Speed Transmission markedly lower. Elsewhere in Asia, several Indonesian companies, including auto conglomerate Astra International, advanced.

Investments in a few major banks further detracted from fund results, including Bank of China and Industrial and Commercial Bank of China. India’s ICICI dipped as the outlook for the country’s banking sector dimmed amid concerns that a decrease in economic growth would pressure margins and might lead to a rise in bad loans. Shares of Sberbank fell even as Russia’s largest lending institution posted strong profits. Several of the fund’s investments in the financial sector gained, however, including Oman’s BankMuscat, which reported healthy profits.

Holdings in the technology sector produced mixed results. Shares of Delta Electronics, which produces power supplies, components, video and electromechanical products, slipped as the company faced a combination of higher costs and lower sales. Despite record quarterly earnings, Taiwanese smartphone maker HTC also lost ground.

A few technology-related investments proved to be bright spots, including Samsung Electronics. Meanwhile, shares of China’s biggest PC maker, Lenovo, jumped 16%. The company generated robust quarterly profits as it further developed its overseas business while domestic sales continued to expand.

Energy stocks declined overall, with investments in Gazprom detracting heavily from fund results. Several holdings in the energy sector managed to rise however. State-owned China Petroleum and Chemical Corporation (SINOPEC) climbed as the firm, which has refining, production and exploration businesses in oil and gas, continued to acquire shale-gas reserves. Shares of Tullow Oil gained momentum as the U.K.-domiciled exploration firm announced new offshore discoveries in French Guiana.

Outlook

The year 2011 began with a series of unexpected events, including natural disasters in Japan and the Arab Spring. A crisis of confidence followed in the second half of 2011 as concerns about Europe’s sovereign debt problems escalated, and investors grappled with the repercussions of a likely recession in Europe as well as the impact of economic slowdowns in China and other major emerging markets. Increased uncertainty ahead of China’s 2012 government transition exacerbated fears as the new year approached, as did the prolonged political stalemate in India and rising popular unrest in Russia.

The lack of a clear resolution to these issues is likely to keep investors on edge for some time. In addition, emerging markets are susceptible to the slowing pace of global economic growth and trade, despite their relative health. But these factors already appear to have been discounted in stock prices, with sharp market downturns creating opportunities — especially for long-term investors. Most developing economies also continue to be in better fiscal shape than they were even a decade ago, while corporate profits and balance sheets are strong overall. Furthermore, monetary authorities seem poised to loosen policies as inflation appears likely to ebb. The emerging markets also have greater flexibility to provide fiscal stimulus than their developed market counterparts.

Overall, the fund is positioned to benefit from modest economic expansion amid expectations that additional growth-oriented policies will emerge in the coming year. A little more than a quarter of the fund’s assets are invested in the materials and energy sectors. Managers are especially interested in commodity firms with considerable assets and long-term earnings potential whose shares have taken a beating in recent months. They are also finding value in companies that seem favorably positioned to effectively meet demand for coal and natural gas. Several gold and cement producers also feature prominently.

Given the relative strength of emerging markets finances and the growing needs of their populations, managers expect that governments in a number of countries are likely to support infrastructure development and social safety nets over the long term. As a result, they are attracted to firms in China, Brazil and Mexico that may benefit from government spending, as well as those fully equipped to execute projects in their respective industries. Specifically, managers have been adding to investments in several Chinese infrastructure stocks that have struggled in the past but they believe are likely to do well in the long run.

Fund holdings in China have increased in recent months as valuations have become more attractive. Chinese equities currently make up about 18% of the fund’s assets, compared with 16% as of June 30, 2011. Several fund managers have also become more interested in Brazilian firms with low price-to-earnings ratios and strong corporate managements.

They have added to investments in a number of banks in China and Brazil during the last six months and continue to find opportunities in other emerging markets banks with solid growth prospects and low stock valuations. Some Chinese life insurers are also drawing attention as they stand to benefit from a broadening desire among consumers to provide financial security for their families. About 20% of the fund’s assets were invested in the financials sector at the end of the period.

India is another major area of focus, despite the challenges associated with widespread corruption, infrastructure bottlenecks and the impact of inflation on industrial output and consumer confidence. Fund managers nonetheless think there are considerable longer term opportunities, especially in the areas of infrastructure development and finance. The fund emphasizes companies that are likely to profit from an increase in corporate capital spending and those that focus on solving infrastructure problems. Interest rate sensitive cyclical stocks have also fallen sharply, and valuations are starting to look more attractive from a two- to three-year perspective.

Technology investments make up about 13% of assets. In this area, managers are accentuating companies with unique product offerings and the capacity to deliver in a highly competitive environment. In addition, telecommunication services firms constitute about 10% of fund assets. Escalating need for data and broadband services against a backdrop of favorable regulatory shifts should help buttress fixed-line providers, while several wireless companies still have significant room to expand in underpenetrated areas.

On balance, fund managers are enthusiastic about prospects for emerging markets, especially following this difficult period, and look forward to reporting to you again in six months.

Sincerely,

/s/ Victor D. Kohn

Victor D. Kohn
President
February 21, 2012

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM  Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network spanning three continents. This network includes analysts and portfolio managers from more than 30 countries who speak a variety of languages. These professionals travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment Portfolio
December 31, 2011

                                     Equity securities
                             -------------------------------
                                                               Bonds    Percent
                              Common  Preferred  Convertible    and      of net
                              stocks    stocks      stocks     notes     assets
================================================================================
Sector diversification
================================================================================
  Financials                  18.38%     1.94%        .09%       --%      20.41%
--------------------------------------------------------------------------------
  Materials                   13.16       .70          --        .05      13.91
--------------------------------------------------------------------------------
  Information technology      13.19        --          --         --      13.19
--------------------------------------------------------------------------------
  Energy                      11.04       .99          --        .07      12.10
--------------------------------------------------------------------------------
  Telecommunication services   8.31      1.82          --         --      10.13
--------------------------------------------------------------------------------
  Industrials                  8.99        --          --         --       8.99
--------------------------------------------------------------------------------
  Consumer discretionary       8.66        --          --         --       8.66
--------------------------------------------------------------------------------
  Consumer staples             5.07        --          --         --       5.07
--------------------------------------------------------------------------------
  Utilities                    1.57        --          --         --       1.57
--------------------------------------------------------------------------------
  Health care                   .80        --          --         --        .80
--------------------------------------------------------------------------------
  Other                        1.42        --          --         --       1.42
--------------------------------------------------------------------------------
                              90.59%     5.45%        .09%       .12%     96.25
                             ======    ======      ======     ======

Short-term securities                                                      3.31
--------------------------------------------------------------------------------
Other assets less liabilities (including forward currency contracts)        .44
--------------------------------------------------------------------------------
Net assets                                                               100.00%
                                                                         ======

                                                                                                                      Value
Equity securities                                                                                       Shares        (000)
===========================================================================================================================
   Asia-Pacific -- 57.5%
===========================================================================================================================
   China -- 18.2%
---------------------------------------------------------------------------------------------------------------------------
   Agricultural Bank of China Ltd.                                                                   1,528,800        $636
---------------------------------------------------------------------------------------------------------------------------
   Agricultural Bank of China Ltd. (Hong Kong)                                                     102,344,000      44,013
---------------------------------------------------------------------------------------------------------------------------
   Alibaba.com Ltd. (Hong Kong)(1)                                                                  34,954,500      36,140
---------------------------------------------------------------------------------------------------------------------------
   Ambow Education Holding Ltd. (ADR)(1)                                                             1,341,420       9,457
---------------------------------------------------------------------------------------------------------------------------
   Anhui Conch Cement Co. Ltd.                                                                      10,961,154      27,255
---------------------------------------------------------------------------------------------------------------------------
   Anhui Conch Cement Co. Ltd. (Hong Kong)                                                          21,552,000      63,963
---------------------------------------------------------------------------------------------------------------------------
   Bank of China Ltd. (Hong Kong)                                                                  688,490,724     253,532
---------------------------------------------------------------------------------------------------------------------------
   Beijing Enterprises Water Group Ltd. (Hong Kong)(1)                                             122,236,000      33,366
---------------------------------------------------------------------------------------------------------------------------
   BYD Co. Ltd. (Hong Kong)(1)                                                                       4,396,200       9,532
---------------------------------------------------------------------------------------------------------------------------
   China Construction Bank Corp. (Hong Kong)                                                       176,481,190     123,159
---------------------------------------------------------------------------------------------------------------------------
   China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)                               59,763,600      26,163
---------------------------------------------------------------------------------------------------------------------------
   China Kanghui Holdings (ADR)(1)                                                                   1,085,000      15,993
---------------------------------------------------------------------------------------------------------------------------
   China Life Insurance Co. Ltd.                                                                     6,207,957      17,399
---------------------------------------------------------------------------------------------------------------------------
   China Life Insurance Co. Ltd. (Hong Kong)                                                        26,534,000      65,595
---------------------------------------------------------------------------------------------------------------------------
   China Longyuan Power Group Corp. Ltd. (Hong Kong)                                                56,557,000      44,202
---------------------------------------------------------------------------------------------------------------------------
   China Mengniu Dairy Co. (Hong Kong)                                                              15,324,000      35,831
---------------------------------------------------------------------------------------------------------------------------
   China Mobile Ltd. (Hong Kong)                                                                     8,901,000      86,986
---------------------------------------------------------------------------------------------------------------------------
   China Overseas Land & Investment Ltd. (Hong Kong)                                                 1,249,206       2,088
---------------------------------------------------------------------------------------------------------------------------
   China Petroleum & Chemical Corp. (Hong Kong)                                                    187,792,000     197,546
---------------------------------------------------------------------------------------------------------------------------
   China Resources Enterprise Ltd. (Hong Kong)                                                       4,562,000      15,654
---------------------------------------------------------------------------------------------------------------------------
   China Resources Land Ltd. (Hong Kong)                                                             5,961,000       9,579
---------------------------------------------------------------------------------------------------------------------------
   China Shenhua Energy Co. Ltd.                                                                     1,309,200       5,269
---------------------------------------------------------------------------------------------------------------------------
   China Shenhua Energy Co. Ltd. (Hong Kong)                                                        54,663,500     237,190
---------------------------------------------------------------------------------------------------------------------------
   China Yurun Food Group Ltd. (Hong Kong)                                                          15,011,000      19,714
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
                                                                                                        Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   China (continued)
---------------------------------------------------------------------------------------------------------------------------
   CSR Corp. Ltd. (Hong Kong)                                                                       37,875,000     $21,652
---------------------------------------------------------------------------------------------------------------------------
   Ctrip.com International, Ltd. (ADR)(1)                                                               84,060       1,967
---------------------------------------------------------------------------------------------------------------------------
   ENN Energy Holdings Ltd. (Hong Kong)                                                              4,630,000      14,844
---------------------------------------------------------------------------------------------------------------------------
   First Tractor Co. Ltd. (Hong Kong)                                                               13,402,000      12,545
---------------------------------------------------------------------------------------------------------------------------
   Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)(1)                                    15,126,000          24
---------------------------------------------------------------------------------------------------------------------------
   Hengan International Group Co. Ltd. (Hong Kong)                                                   2,375,500      22,221
---------------------------------------------------------------------------------------------------------------------------
   Honghua Group Ltd. (Hong Kong)(1)                                                                 3,817,000         369
---------------------------------------------------------------------------------------------------------------------------
   Huabao International Holdings Ltd. (Hong Kong)                                                   14,604,000       7,465
---------------------------------------------------------------------------------------------------------------------------
   Industrial and Commercial Bank of China Ltd.                                                     10,092,300       6,799
---------------------------------------------------------------------------------------------------------------------------
   Industrial and Commercial Bank of China Ltd. (Hong Kong)                                        430,558,761     255,565
---------------------------------------------------------------------------------------------------------------------------
   Kingboard Chemical Holdings Ltd. (Hong Kong)                                                      3,795,100      11,239
---------------------------------------------------------------------------------------------------------------------------
   Kingboard Laminates Holdings Ltd. (Hong Kong)                                                    37,262,000      16,984
---------------------------------------------------------------------------------------------------------------------------
   Lenovo Group Ltd. (Hong Kong)                                                                    52,766,000      35,193
---------------------------------------------------------------------------------------------------------------------------
   Leoch International Technology Ltd. (Hong Kong)                                                   8,877,000       2,194
---------------------------------------------------------------------------------------------------------------------------
   Li Ning Co. Ltd. (Hong Kong)                                                                     13,721,500      10,901
---------------------------------------------------------------------------------------------------------------------------
   Longfor Properties Co. Ltd. (Hong Kong)                                                          51,269,000      57,959
---------------------------------------------------------------------------------------------------------------------------
   Man Wah Holdings Ltd. (Hong Kong)                                                                24,656,600      14,794
---------------------------------------------------------------------------------------------------------------------------
   Minth Group Ltd. (Hong Kong)                                                                     42,018,000      39,440
---------------------------------------------------------------------------------------------------------------------------
   NetEase.com, Inc. (ADR)(1)                                                                          204,300       9,163
---------------------------------------------------------------------------------------------------------------------------
   New Oriental Education & Technology Group Inc. (ADR)(1)                                           1,127,000      27,104
---------------------------------------------------------------------------------------------------------------------------
   Nine Dragons Paper (Holdings) Ltd. (Hong Kong)                                                   64,686,200      40,728
---------------------------------------------------------------------------------------------------------------------------
   Perfect World Co. Ltd., Class B (ADR)(1)                                                            611,600       6,403
---------------------------------------------------------------------------------------------------------------------------
   Real Nutriceutical Group Ltd. (Hong Kong)                                                         7,325,000       2,396
---------------------------------------------------------------------------------------------------------------------------
   Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)                                 56,608,000      46,137
---------------------------------------------------------------------------------------------------------------------------
   Shanda Games Ltd., Class A (ADR)(1)                                                               3,943,800      15,420
---------------------------------------------------------------------------------------------------------------------------
   Shandong Weigao Group Medical Polymer Co. Ltd. (Hong Kong)                                       45,994,000      41,395
---------------------------------------------------------------------------------------------------------------------------
   Shanghai Zhixin Electric Co. Ltd.                                                                 4,426,067      10,344
---------------------------------------------------------------------------------------------------------------------------
   Shenguan Holdings Group Ltd. (Hong Kong)                                                         12,222,000       7,081
---------------------------------------------------------------------------------------------------------------------------
   Suntech Power Holdings Co. Ltd. (ADR)(1)                                                            804,400       1,778
---------------------------------------------------------------------------------------------------------------------------
   Tingyi (Cayman Islands) Holding Corp. (Hong Kong)                                                12,878,000      39,132
---------------------------------------------------------------------------------------------------------------------------
   Weichai Power Co. Ltd. (Hong Kong)                                                               17,524,200      86,193
---------------------------------------------------------------------------------------------------------------------------
   Wumart Stores, Inc. (Hong Kong)                                                                   4,430,384       9,252
---------------------------------------------------------------------------------------------------------------------------
   Zhongsheng Group Holdings Ltd. (Hong Kong)                                                       52,753,000      87,892
---------------------------------------------------------------------------------------------------------------------------
   Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)                                                   7,324,000      16,050
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,358,885

---------------------------------------------------------------------------------------------------------------------------
   Hong Kong -- 3.6%
---------------------------------------------------------------------------------------------------------------------------
   AIA Group Ltd.                                                                                   37,812,800     118,065
---------------------------------------------------------------------------------------------------------------------------
   ASM Pacific Technology Ltd.                                                                       4,370,900      49,046
---------------------------------------------------------------------------------------------------------------------------
   EVA Precision Industrial Holdings Ltd.                                                           69,356,000      16,789
---------------------------------------------------------------------------------------------------------------------------
   First Pacific Co. Ltd.                                                                           20,354,858      21,176
---------------------------------------------------------------------------------------------------------------------------
   Goodbaby International Holdings Ltd.                                                             22,216,000       6,064
---------------------------------------------------------------------------------------------------------------------------
   Hopewell Holdings Ltd.                                                                            4,804,000      12,284
---------------------------------------------------------------------------------------------------------------------------
   Jardine Matheson Holdings Ltd.                                                                      252,000      11,857
---------------------------------------------------------------------------------------------------------------------------
   Samsonite International SA(1)                                                                    31,693,500      49,703
---------------------------------------------------------------------------------------------------------------------------
   Sands China Ltd.(1)                                                                              25,354,400      71,657
---------------------------------------------------------------------------------------------------------------------------
   SJM Holdings Ltd.                                                                                29,555,000      48,252
---------------------------------------------------------------------------------------------------------------------------
   United Company RUSAL PLC(1)                                                                      27,361,000      17,333
---------------------------------------------------------------------------------------------------------------------------
   VTech Holdings Ltd.                                                                               1,808,700      18,118
---------------------------------------------------------------------------------------------------------------------------
   Wynn Macau Ltd.                                                                                  10,570,000      26,539
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   466,883
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
Equity securities                                                                                       Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   India -- 7.2%
---------------------------------------------------------------------------------------------------------------------------
   Adani Enterprises Ltd.                                                                           13,950,450     $77,128
---------------------------------------------------------------------------------------------------------------------------
   Apollo Hospitals Enterprise Ltd.                                                                  2,445,932      26,032
---------------------------------------------------------------------------------------------------------------------------
   Apollo Hospitals Enterprise Ltd. (GDR)                                                              467,600       4,977
---------------------------------------------------------------------------------------------------------------------------
   Bharat Electronics Ltd.                                                                             380,971       9,687
---------------------------------------------------------------------------------------------------------------------------
   Bharti Airtel Ltd.                                                                               29,381,621     190,050
---------------------------------------------------------------------------------------------------------------------------
   Cox and Kings Ltd.                                                                                4,202,697      12,199
---------------------------------------------------------------------------------------------------------------------------
   Cox and Kings Ltd. (GDR)                                                                            453,204       1,316
---------------------------------------------------------------------------------------------------------------------------
   DLF Ltd.                                                                                         11,952,593      41,211
---------------------------------------------------------------------------------------------------------------------------
   HDFC Bank Ltd.                                                                                    7,335,905      58,965
---------------------------------------------------------------------------------------------------------------------------
   HDFC Bank Ltd. (ADR)                                                                                  8,000         210
---------------------------------------------------------------------------------------------------------------------------
   Housing Development Finance Corp. Ltd.                                                            7,352,944      90,283
---------------------------------------------------------------------------------------------------------------------------
   ICICI Bank Ltd.                                                                                   3,935,488      50,738
---------------------------------------------------------------------------------------------------------------------------
   ICICI Bank Ltd. (ADR)                                                                             1,878,400      49,646
---------------------------------------------------------------------------------------------------------------------------
   Infosys Ltd.                                                                                        422,272      22,007
---------------------------------------------------------------------------------------------------------------------------
   Infrastructure Development Finance Co. Ltd.                                                      19,165,091      33,076
---------------------------------------------------------------------------------------------------------------------------
   ITC Ltd.                                                                                          1,730,680       6,560
---------------------------------------------------------------------------------------------------------------------------
   Jain Irrigation Systems Ltd.(2)                                                                  21,176,553      33,572
---------------------------------------------------------------------------------------------------------------------------
   Kotak Mahindra Bank Ltd.                                                                          6,938,802      56,257
---------------------------------------------------------------------------------------------------------------------------
   Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)(1,3)                         284,195      21,721
---------------------------------------------------------------------------------------------------------------------------
   Pantaloon Retail (India) Ltd.                                                                     1,384,736       3,356
---------------------------------------------------------------------------------------------------------------------------
   PTC India Financial Services Ltd.(1)                                                             15,933,450       3,030
---------------------------------------------------------------------------------------------------------------------------
   Reliance Industries Ltd.                                                                          5,191,667      67,744
---------------------------------------------------------------------------------------------------------------------------
   Shopper's Stop Ltd.                                                                               1,421,269       7,038
---------------------------------------------------------------------------------------------------------------------------
   Sobha Developers Ltd.                                                                             3,594,606      12,949
---------------------------------------------------------------------------------------------------------------------------
   Sun Pharmaceutical Industries Ltd.                                                                  522,485       4,896
---------------------------------------------------------------------------------------------------------------------------
   United Spirits Ltd.                                                                               4,182,156      38,738
---------------------------------------------------------------------------------------------------------------------------
   VA Tech Wabag Ltd.(2)                                                                             1,584,552      10,000
---------------------------------------------------------------------------------------------------------------------------
   Wipro Ltd.                                                                                          609,630       4,577
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   937,963

---------------------------------------------------------------------------------------------------------------------------
   Indonesia -- 3.1%
---------------------------------------------------------------------------------------------------------------------------
   PT Agung Podomoro Land Tbk(1)                                                                   479,240,500      18,498
---------------------------------------------------------------------------------------------------------------------------
   PT Astra International Tbk                                                                        7,309,300      59,651
---------------------------------------------------------------------------------------------------------------------------
   PT Bank Mandiri (Persero) Tbk                                                                   140,273,824     104,422
---------------------------------------------------------------------------------------------------------------------------
   PT Bank Rakyat Indonesia (Persero) Tbk                                                           63,680,000      47,405
---------------------------------------------------------------------------------------------------------------------------
   PT Elang Mahkota Teknologi Tbk(1)                                                                49,762,000      18,110
---------------------------------------------------------------------------------------------------------------------------
   PT Indocement Tunggal Prakarsa Tbk                                                               32,025,000      60,218
---------------------------------------------------------------------------------------------------------------------------
   PT Semen Gresik (Persero) Tbk                                                                    22,576,500      28,509
---------------------------------------------------------------------------------------------------------------------------
   PT Surya Citra Media Tbk                                                                         38,277,500      33,138
---------------------------------------------------------------------------------------------------------------------------
   PT Tower Bersama Infrastructure Tbk                                                             105,953,500      27,752
---------------------------------------------------------------------------------------------------------------------------
   PT XL Axiata Tbk                                                                                 16,059,500       8,014
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   405,717

---------------------------------------------------------------------------------------------------------------------------
   Malaysia -- 3.7%
---------------------------------------------------------------------------------------------------------------------------
   Bumi Armada Bhd.(1)                                                                              60,092,100      77,722
---------------------------------------------------------------------------------------------------------------------------
   CIMB Group Holdings Bhd.                                                                         53,611,498     125,826
---------------------------------------------------------------------------------------------------------------------------
   Eastern & Oriental Bhd.                                                                           7,469,930       3,299
---------------------------------------------------------------------------------------------------------------------------
   Genting Bhd.                                                                                     34,924,200     121,188
---------------------------------------------------------------------------------------------------------------------------
   IJM Corp. Bhd.                                                                                   49,773,298      88,713
---------------------------------------------------------------------------------------------------------------------------
   Malaysia Marine and Heavy Engineering Holdings Bhd.                                              15,243,500      27,217
---------------------------------------------------------------------------------------------------------------------------
   Naim Cendera Holdings Bhd.                                                                       11,661,500       6,033
---------------------------------------------------------------------------------------------------------------------------
   S P Setia Bhd.                                                                                   18,718,725      22,734
---------------------------------------------------------------------------------------------------------------------------
   StemLife Bhd.(2)                                                                                  8,331,900         723
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
                                                                                                        Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   Malaysia (continued)
---------------------------------------------------------------------------------------------------------------------------
   UMW Holdings Bhd.                                                                                 2,571,600      $5,678
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   479,133

---------------------------------------------------------------------------------------------------------------------------
   Pakistan -- 0.1%
---------------------------------------------------------------------------------------------------------------------------
   Oil and Gas Development Co. Ltd. (GDR)(1)                                                           775,826      13,083
---------------------------------------------------------------------------------------------------------------------------

   Philippines -- 0.8%
---------------------------------------------------------------------------------------------------------------------------
   Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost:                           724,790           --
      $1,850,000)(1,3)
---------------------------------------------------------------------------------------------------------------------------
   Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost:
      $616,000)(1,3)                                                                                   241,431           --
---------------------------------------------------------------------------------------------------------------------------
   Energy Development Corp.                                                                        441,031,750      63,555
---------------------------------------------------------------------------------------------------------------------------
   International Container Terminal Services, Inc.                                                  27,284,888      33,183
---------------------------------------------------------------------------------------------------------------------------
   Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)(1,3)                                      68,631,450           --
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    96,738

---------------------------------------------------------------------------------------------------------------------------
   Singapore -- 1.0%
---------------------------------------------------------------------------------------------------------------------------
   Ascendas India Trust                                                                             12,574,500       6,689
---------------------------------------------------------------------------------------------------------------------------
   CapitaRetail China Trust                                                                          8,476,000       7,515
---------------------------------------------------------------------------------------------------------------------------
   Hutchison Port Holdings Trust                                                                    28,808,000      17,861
---------------------------------------------------------------------------------------------------------------------------
   Olam International Ltd.                                                                          18,903,868      31,044
---------------------------------------------------------------------------------------------------------------------------
   Wilmar International Ltd.                                                                        16,287,420      62,786
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   125,895

---------------------------------------------------------------------------------------------------------------------------
   South Korea -- 11.2%
---------------------------------------------------------------------------------------------------------------------------
   Cheil Worldwide, Inc.(1)                                                                            992,090      16,382
---------------------------------------------------------------------------------------------------------------------------
   Daum Communications Corp.(1)                                                                         83,276       8,704
---------------------------------------------------------------------------------------------------------------------------
   Hana Financial Group Inc.                                                                         3,140,000      97,048
---------------------------------------------------------------------------------------------------------------------------
   Hankook Tire Co., Ltd.(1)                                                                         1,195,190      46,961
---------------------------------------------------------------------------------------------------------------------------
   Hynix Semiconductor, Inc.(1)                                                                      6,654,810     127,611
---------------------------------------------------------------------------------------------------------------------------
   Hyundai Engineering & Construction Co., Ltd.(1)                                                     426,879      26,262
---------------------------------------------------------------------------------------------------------------------------
   Hyundai Mobis Co., Ltd.(1)                                                                          470,752     119,946
---------------------------------------------------------------------------------------------------------------------------
   Korean Reinsurance Co.                                                                            1,753,525      22,899
---------------------------------------------------------------------------------------------------------------------------
   KT Corp. (ADR)(1)                                                                                 2,663,500      41,657
---------------------------------------------------------------------------------------------------------------------------
   LG Chem, Ltd.(1)                                                                                    948,777     263,474
---------------------------------------------------------------------------------------------------------------------------
   LG Household & Health Care Ltd.(1)                                                                  106,271      44,966
---------------------------------------------------------------------------------------------------------------------------
   OCI Co., Ltd.(1)                                                                                    191,602      36,815
---------------------------------------------------------------------------------------------------------------------------
   Samsung C&T Corp.(1)                                                                              1,120,423      66,637
---------------------------------------------------------------------------------------------------------------------------
   Samsung Electronics Co., Ltd.                                                                       193,572     178,146
---------------------------------------------------------------------------------------------------------------------------
   Samsung Electronics Co., Ltd. (GDR)                                                                 639,548     294,640
---------------------------------------------------------------------------------------------------------------------------
   Shinhan Financial Group Co., Ltd.(1)                                                              1,151,863      39,987
---------------------------------------------------------------------------------------------------------------------------
   SK Telecom Co., Ltd. (ADR)                                                                        1,658,800      22,576
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,454,711

---------------------------------------------------------------------------------------------------------------------------
   Taiwan -- 6.1%
---------------------------------------------------------------------------------------------------------------------------
   Advanced Semiconductor Engineering, Inc.                                                         39,243,515      33,568
---------------------------------------------------------------------------------------------------------------------------
   ASUSTeK Computer, Inc.                                                                           10,803,980      76,893
---------------------------------------------------------------------------------------------------------------------------
   Compeq Manufacturing Co., Ltd.(1,2)                                                              73,599,000      22,630
---------------------------------------------------------------------------------------------------------------------------
   CTCI Corp.                                                                                       24,607,000      33,563
---------------------------------------------------------------------------------------------------------------------------
   Delta Electronics, Inc.                                                                          37,607,348      89,426
---------------------------------------------------------------------------------------------------------------------------
   Far Eastern Department Stores Ltd.                                                               21,470,420      25,314
---------------------------------------------------------------------------------------------------------------------------
   Hon Hai Precision Industry Co., Ltd.                                                             16,462,570      45,073
---------------------------------------------------------------------------------------------------------------------------
   Hon Hai Precision Industry Co., Ltd. (GDR)                                                        1,673,870       9,206
---------------------------------------------------------------------------------------------------------------------------
   Hotai Motor Co., Ltd.                                                                             5,250,000      25,228
---------------------------------------------------------------------------------------------------------------------------
   HTC Corp.                                                                                         3,709,652      60,890
---------------------------------------------------------------------------------------------------------------------------
   MediaTek, Inc.                                                                                    1,455,000      13,335
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
Equity securities                                                                                       Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   Taiwan (continued)
---------------------------------------------------------------------------------------------------------------------------
   Standard Foods Corp.                                                                              3,119,250      $9,478
---------------------------------------------------------------------------------------------------------------------------
   Synnex Technology International Corp.                                                            24,111,268      58,210
---------------------------------------------------------------------------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co., Ltd.                                                    104,257,680     260,997
---------------------------------------------------------------------------------------------------------------------------
   Tripod Technology Corp.                                                                          12,836,433      30,948
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   794,759

---------------------------------------------------------------------------------------------------------------------------
   Thailand -- 2.5%
---------------------------------------------------------------------------------------------------------------------------
   Advanced Info Service PCL                                                                         5,634,800      25,093
---------------------------------------------------------------------------------------------------------------------------
   Bangkok Bank PCL, nonvoting depository receipt                                                    2,244,700      10,921
---------------------------------------------------------------------------------------------------------------------------
   Bank of Ayudhya PCL                                                                              50,080,500      35,239
---------------------------------------------------------------------------------------------------------------------------
   Bank of Ayudhya PCL, nonvoting depository receipt                                                 2,912,100       2,030
---------------------------------------------------------------------------------------------------------------------------
   Banpu PCL                                                                                         5,354,587      92,666
---------------------------------------------------------------------------------------------------------------------------
   Banpu PCL, nonvoting depository receipt                                                             106,200       1,838
---------------------------------------------------------------------------------------------------------------------------
   Indorama Ventures PCL                                                                            72,334,200      67,061
---------------------------------------------------------------------------------------------------------------------------
   Kasikornbank PCL, nonvoting depository receipt                                                    3,394,100      13,125
---------------------------------------------------------------------------------------------------------------------------
   Siam Cement PCL, nonvoting depository receipt                                                     7,526,800      74,672
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   322,645

---------------------------------------------------------------------------------------------------------------------------
   Vietnam -- 0.0%
---------------------------------------------------------------------------------------------------------------------------
   Vietnam Enterprise Investments Ltd., redeemable (acquired 9/20/01, cost:                          1,630,227       2,722
      $4,515,000)(1,3)

===========================================================================================================================
   Latin America -- 14.2%
===========================================================================================================================
   Argentina -- 0.4%
---------------------------------------------------------------------------------------------------------------------------
   Grupo Financiero Galicia SA, Class B                                                                      5           --
---------------------------------------------------------------------------------------------------------------------------
   YPF Sociedad Anonima, Class D (ADR)                                                               1,319,978      45,777
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    45,777

---------------------------------------------------------------------------------------------------------------------------
   Brazil -- 9.4%
---------------------------------------------------------------------------------------------------------------------------
   Anhanguera Educacional Participacoes SA, ordinary nominative                                      3,609,360      38,895
---------------------------------------------------------------------------------------------------------------------------
   Banco Bradesco SA, preferred nominative (ADR)                                                     5,410,200      90,242
---------------------------------------------------------------------------------------------------------------------------
   Cia. de Concessoes Rodoviarias, ordinary nominative                                              19,542,800     128,033
---------------------------------------------------------------------------------------------------------------------------
   Estacio Participacoes SA, ordinary nominative                                                     2,041,400      19,689
---------------------------------------------------------------------------------------------------------------------------
   Gerdau SA (ADR)                                                                                   9,318,600      72,778
---------------------------------------------------------------------------------------------------------------------------
   Hypermarcas SA, ordinary nominative                                                              16,228,300      73,953
---------------------------------------------------------------------------------------------------------------------------
   International Meal Co. Holdings SA(1)                                                             2,537,600      17,672
---------------------------------------------------------------------------------------------------------------------------
   Itau Unibanco Holding SA, preferred nominative (ADR)                                              3,389,964      62,918
---------------------------------------------------------------------------------------------------------------------------
   Itausa - Investimentos Itau SA, preferred nominative                                             11,316,288      68,435
---------------------------------------------------------------------------------------------------------------------------
   Mills Estruturas e Servicos de Engenharia SA, ordinary nominative                                 3,429,700      32,546
---------------------------------------------------------------------------------------------------------------------------
   Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                     1,769,500      43,972
---------------------------------------------------------------------------------------------------------------------------
   Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                    5,448,227     127,979
---------------------------------------------------------------------------------------------------------------------------
   QGEP Participacoes SA                                                                             7,156,800      63,309
---------------------------------------------------------------------------------------------------------------------------
   T4F Entretenimento SA, ordinary nominative(1)                                                       256,900       1,577
---------------------------------------------------------------------------------------------------------------------------
   Telemar Norte Leste SA, Class A, preferred nominative                                             1,530,153      36,735
---------------------------------------------------------------------------------------------------------------------------
   Tele Norte Leste Participacoes SA, ordinary nominative                                            1,664,800      19,154
---------------------------------------------------------------------------------------------------------------------------
   Tele Norte Leste Participacoes SA, preferred nominative                                             637,788       6,004
---------------------------------------------------------------------------------------------------------------------------
   Tele Norte Leste Participacoes SA, preferred nominative (ADR)                                    13,361,400     127,067
---------------------------------------------------------------------------------------------------------------------------
   Telefonica Brasil SA, preferred nominative (ADR)                                                  2,266,520      61,944
---------------------------------------------------------------------------------------------------------------------------
   Vale SA, Class A, preferred nominative (ADR)                                                      3,909,924      80,544
---------------------------------------------------------------------------------------------------------------------------
   WEG SA, ordinary nominative                                                                       1,658,900      16,702
---------------------------------------------------------------------------------------------------------------------------
   Wilson Sons Ltd. (BDR)                                                                            1,882,300      25,632
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,215,780

---------------------------------------------------------------------------------------------------------------------------
   Chile -- 0.2%
---------------------------------------------------------------------------------------------------------------------------
   CorpBanca                                                                                        60,241,682         776
---------------------------------------------------------------------------------------------------------------------------
   Enersis SA (ADR)                                                                                    879,744      15,510
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
                                                                                                        Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   Chile (continued)
---------------------------------------------------------------------------------------------------------------------------
   Ripley Corp SA                                                                                   14,122,302     $13,456
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    29,742

---------------------------------------------------------------------------------------------------------------------------
   Colombia -- 0.3%
---------------------------------------------------------------------------------------------------------------------------
   Bancolombia SA                                                                                      934,357      13,727
---------------------------------------------------------------------------------------------------------------------------
   Bancolombia SA, preferred nominative (ADR)                                                          502,400      29,923
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    43,650

---------------------------------------------------------------------------------------------------------------------------
   Mexico -- 3.9%
---------------------------------------------------------------------------------------------------------------------------
   Alsea, SAB de CV, Series A                                                                       18,188,900      18,352
---------------------------------------------------------------------------------------------------------------------------
   Arca Continental, SAB de CV                                                                       7,700,344      32,789
---------------------------------------------------------------------------------------------------------------------------
   Bolsa Mexicana de Valores, SAB de CV, Series A                                                    7,705,600      12,397
---------------------------------------------------------------------------------------------------------------------------
   Carso Infraestructura y Construccion, SAB de CV, Series B-1(1)                                   61,245,000      35,462
---------------------------------------------------------------------------------------------------------------------------
   CEMEX, SAB de CV, ordinary participation certificates, units (ADR)(1)                             5,913,604      31,874
---------------------------------------------------------------------------------------------------------------------------
   Corporacion Geo, SAB de CV, Class B(1)                                                            1,355,100       1,686
---------------------------------------------------------------------------------------------------------------------------
   Grupo Comercial Chedraui, SAB de CV, Series B                                                    11,184,200      28,115
---------------------------------------------------------------------------------------------------------------------------
   Grupo Financiero Inbursa, SAB de CV                                                              46,342,114      85,214
---------------------------------------------------------------------------------------------------------------------------
   Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)                              2,011,600      42,364
---------------------------------------------------------------------------------------------------------------------------
   Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B-1(1)                 50,587,000      78,846
---------------------------------------------------------------------------------------------------------------------------
   Kimberly-Clark de Mexico, SAB de CV, Series A                                                     2,800,033      15,101
---------------------------------------------------------------------------------------------------------------------------
   Telefonos de Mexico, SAB de CV, Series L                                                          2,004,300       1,458
---------------------------------------------------------------------------------------------------------------------------
   Telefonos de Mexico, SAB de CV, Series L (ADR)                                                    6,352,600      91,731
---------------------------------------------------------------------------------------------------------------------------
   Urbi Desarrollos Urbanos, SAB de CV(1)                                                           28,989,200      32,989
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   508,378

---------------------------------------------------------------------------------------------------------------------------
   Peru -- 0.0%
---------------------------------------------------------------------------------------------------------------------------
   Pesquera Exalmar SA, Class A                                                                      2,544,222       3,586

===========================================================================================================================
   Eastern Europe and Middle East -- 11.6%
===========================================================================================================================
   Czech Republic -- 0.7%
---------------------------------------------------------------------------------------------------------------------------
   CEZ AS                                                                                              574,153      22,842
---------------------------------------------------------------------------------------------------------------------------
   Telefonica O2 Czech Republic, AS                                                                  3,257,100      63,159
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    86,001

---------------------------------------------------------------------------------------------------------------------------
   Hungary -- 0.3%
---------------------------------------------------------------------------------------------------------------------------
   Magyar Telekom Telecommunications PLC                                                            15,111,400      32,209
---------------------------------------------------------------------------------------------------------------------------

   Israel -- 0.7%
---------------------------------------------------------------------------------------------------------------------------
   Bezeq - The Israel Telecommunication Corp. Ltd.                                                  26,816,056      49,300
---------------------------------------------------------------------------------------------------------------------------
   Cellcom Israel Ltd.                                                                               1,181,533      19,912
---------------------------------------------------------------------------------------------------------------------------
   Partner Communications Co. Ltd.                                                                   1,605,304      14,240
---------------------------------------------------------------------------------------------------------------------------
   Partner Communications Co. Ltd. (ADR)                                                               112,000         990
---------------------------------------------------------------------------------------------------------------------------
   Shufersal Ltd.                                                                                    3,233,940      11,396
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    95,838

---------------------------------------------------------------------------------------------------------------------------
   Oman -- 0.3%
---------------------------------------------------------------------------------------------------------------------------
   BankMuscat (SAOG)                                                                                 1,219,870       2,419
---------------------------------------------------------------------------------------------------------------------------
   BankMuscat (SAOG) (GDR)                                                                           5,346,351      42,271
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    44,690

---------------------------------------------------------------------------------------------------------------------------
   Poland -- 1.3%
---------------------------------------------------------------------------------------------------------------------------
   Powszechny Zaklad Ubezpieczen SA                                                                    108,475       9,714
---------------------------------------------------------------------------------------------------------------------------
   Telekomunikacja Polska SA                                                                        32,241,075     160,981
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   170,695
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
Equity securities                                                                                       Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   Russia -- 6.8%
---------------------------------------------------------------------------------------------------------------------------
   Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost:                                  11,783,118     $50,300
      $6,693,000)(1,2,3,4,5)
---------------------------------------------------------------------------------------------------------------------------
   Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost:
      $19,357,000)(1,2,3,4,5)                                                                       22,390,548      43,935
---------------------------------------------------------------------------------------------------------------------------
   Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost:
      $13,141,000)(1,2,3,4,5)                                                                       13,767,054      17,083
---------------------------------------------------------------------------------------------------------------------------
   Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost:
      $24,976,000)(1,2,3,4,5)                                                                       27,955,209      31,852
---------------------------------------------------------------------------------------------------------------------------
   Etalon Group Ltd. (GDR)(1)                                                                        2,969,916      13,959
---------------------------------------------------------------------------------------------------------------------------
   Global Ports Investments PLC (GDR)                                                                  801,841      11,226
---------------------------------------------------------------------------------------------------------------------------
   Global Ports Investments PLC (acquired 6/24/11, cost: $29,763,000)(3)                             1,984,210      27,779
---------------------------------------------------------------------------------------------------------------------------
   Mechel OAO                                                                                        1,733,100      10,908
---------------------------------------------------------------------------------------------------------------------------
   New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)(1,3,4)                        5,247,900       6,566
---------------------------------------------------------------------------------------------------------------------------
   OAO Gazprom                                                                                       1,334,000       7,099
---------------------------------------------------------------------------------------------------------------------------
   OAO Gazprom (ADR)                                                                                21,868,886     233,122
---------------------------------------------------------------------------------------------------------------------------
   OAO TMK (GDR)                                                                                     2,207,100      19,864
---------------------------------------------------------------------------------------------------------------------------
   OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013                    4,264,200      11,910
---------------------------------------------------------------------------------------------------------------------------
   OJSC Holding Co. Sibirskiy Cement(1)                                                                620,637       7,758
---------------------------------------------------------------------------------------------------------------------------
   OJSC Kuzbasskaya Toplivnaya Co.                                                                   1,665,000       7,755
---------------------------------------------------------------------------------------------------------------------------
   OJSC Magnit                                                                                         528,953      46,250
---------------------------------------------------------------------------------------------------------------------------
   OJSC Magnit (GDR)                                                                                   420,900       8,906
---------------------------------------------------------------------------------------------------------------------------
   OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)                                              875,326      13,401
---------------------------------------------------------------------------------------------------------------------------
   OJSC Pharmstandard (GDR)(1)                                                                         347,100       4,894
---------------------------------------------------------------------------------------------------------------------------
   OJSC Rostelecom(1)                                                                                5,322,820      25,183
---------------------------------------------------------------------------------------------------------------------------
   OJSC Rostelecom, preferred                                                                        1,628,200       4,818
---------------------------------------------------------------------------------------------------------------------------
   OJSC Rostelecom (ADR)(1)                                                                          1,511,727      43,311
---------------------------------------------------------------------------------------------------------------------------
   Sberbank of Russia                                                                               65,829,651     162,203
---------------------------------------------------------------------------------------------------------------------------
   Sberbank of Russia (ADR)(1)                                                                         375,910       3,729
---------------------------------------------------------------------------------------------------------------------------
   X5 Retail Group NV (GDR)(1)                                                                         728,834      16,647
---------------------------------------------------------------------------------------------------------------------------
   Yandex NV, Class A(1)                                                                             2,804,400      55,247
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   885,705

---------------------------------------------------------------------------------------------------------------------------
   Saudi Arabia -- 0.9%
---------------------------------------------------------------------------------------------------------------------------
   Almarai Co., PALMS issued by HSBC Bank plc, expires March 27, 2012 (acquired                      1,593,250      42,484
      11/23/09, cost: $39,591,000)(3)
---------------------------------------------------------------------------------------------------------------------------
   Etihad Etisalat Co., PALMS issued by Deutsche Bank, expires December 3, 2012
      (acquired 3/21/11, cost: $78,694,000)(3)                                                       5,617,400      78,265
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   120,749

---------------------------------------------------------------------------------------------------------------------------
   Turkey -- 0.2%
---------------------------------------------------------------------------------------------------------------------------
   Aktas Elektrik Ticaret AS(1)                                                                          4,273           --
---------------------------------------------------------------------------------------------------------------------------
   Coca-Cola Icecek AS, Class C                                                                      1,300,245      15,517
---------------------------------------------------------------------------------------------------------------------------
   Enka Insaat ve Sanayi AS                                                                          3,255,909       7,049
---------------------------------------------------------------------------------------------------------------------------
   Selcuk Ecza Deposu Ticaret ve Sanayi AS, Class B                                                    445,010         329
---------------------------------------------------------------------------------------------------------------------------
   Sinpas Gayrimenkul Yatirim Ortakligi AS                                                           1,107,522         579
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    23,474

---------------------------------------------------------------------------------------------------------------------------
   United Arab Emirates -- 0.4%
---------------------------------------------------------------------------------------------------------------------------
   DP World Ltd.                                                                                     4,712,750      45,667
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
   Africa -- 3.7%
===========================================================================================================================
   Egypt -- 0.1%
---------------------------------------------------------------------------------------------------------------------------
   Orascom Construction Industries                                                                     282,224       9,594
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   Morocco -- 0.1%
---------------------------------------------------------------------------------------------------------------------------
   Holcim (Maroc) SA                                                                                    46,585      10,629
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   South Africa -- 3.5%
---------------------------------------------------------------------------------------------------------------------------
   Anglo American Platinum Ltd.                                                                        195,626      12,892
---------------------------------------------------------------------------------------------------------------------------
   AngloGold Ashanti Ltd.                                                                              219,485       9,337
---------------------------------------------------------------------------------------------------------------------------
   AngloGold Ashanti Ltd. (ADR)                                                                      1,293,697      54,917
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
                                                                                                        Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   South Africa (continued)
---------------------------------------------------------------------------------------------------------------------------
   Barloworld Ltd.                                                                                   4,041,533     $37,614
---------------------------------------------------------------------------------------------------------------------------
   Harmony Gold Mining Co. Ltd.                                                                      5,555,814      65,383
---------------------------------------------------------------------------------------------------------------------------
   Harmony Gold Mining Co. Ltd. (ADR)                                                                2,948,913      34,325
---------------------------------------------------------------------------------------------------------------------------
   Impala Platinum Holdings Ltd.                                                                     1,305,239      27,059
---------------------------------------------------------------------------------------------------------------------------
   MTN Group Ltd.                                                                                    5,848,679     104,134
---------------------------------------------------------------------------------------------------------------------------
   Royal Bafokeng Platinum Ltd.(1)                                                                   3,663,764      24,962
---------------------------------------------------------------------------------------------------------------------------
   Sappi Ltd.(1)                                                                                    17,522,002      51,660
---------------------------------------------------------------------------------------------------------------------------
   Sappi Ltd. (ADR)(1)                                                                               1,308,900       3,743
---------------------------------------------------------------------------------------------------------------------------
   Sasol Ltd.                                                                                          505,082      24,120
---------------------------------------------------------------------------------------------------------------------------
   South African Private Equity Fund III, LP (acquired 9/23/98, cost:
      $2,744,000)(2,3,4,5)                                                                          27,594,065       2,425
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   452,571
===========================================================================================================================
   Other markets -- 8.1%
===========================================================================================================================
   Australia -- 0.7%
---------------------------------------------------------------------------------------------------------------------------
   Oil Search Ltd.                                                                                  14,809,168      94,667
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   Austria -- 0.2%
---------------------------------------------------------------------------------------------------------------------------
   Vienna Insurance Group                                                                              645,816      25,614
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   Canada -- 0.9%
---------------------------------------------------------------------------------------------------------------------------
   Centerra Gold Inc.                                                                                3,791,400      66,989
---------------------------------------------------------------------------------------------------------------------------
   First Quantum Minerals Ltd.                                                                       1,285,000      25,290
---------------------------------------------------------------------------------------------------------------------------
   Ivanhoe Mines Ltd.(1)                                                                               417,860       7,405
---------------------------------------------------------------------------------------------------------------------------
   Platmin Ltd.(1)                                                                                  16,963,500       2,248
---------------------------------------------------------------------------------------------------------------------------
   Uranium One Inc.(1)                                                                               4,784,900      10,145
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   112,077
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   Italy -- 0.4%
---------------------------------------------------------------------------------------------------------------------------
   Tenaris SA (ADR)                                                                                  1,505,700      55,982
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   Switzerland -- 0.1%
---------------------------------------------------------------------------------------------------------------------------
   Dufry AG(1)                                                                                         181,161      16,673
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   United Kingdom -- 4.7%
---------------------------------------------------------------------------------------------------------------------------
   Anglo American PLC                                                                                3,247,900     119,996
---------------------------------------------------------------------------------------------------------------------------
   Cairn Energy PLC(1)                                                                              16,238,805      66,906
---------------------------------------------------------------------------------------------------------------------------
   Evraz PLC(1)                                                                                     10,197,131      59,338
---------------------------------------------------------------------------------------------------------------------------
   Gem Diamonds Ltd.(1)                                                                              2,675,629       8,070
---------------------------------------------------------------------------------------------------------------------------
   Glencore International PLC                                                                       15,670,700      95,399
---------------------------------------------------------------------------------------------------------------------------
   Kazakhmys PLC                                                                                       258,790       3,726
---------------------------------------------------------------------------------------------------------------------------
   Lonrho PLC(1)                                                                                    52,947,100       7,647
---------------------------------------------------------------------------------------------------------------------------
   Mondi PLC                                                                                        11,864,413      83,836
---------------------------------------------------------------------------------------------------------------------------
   Petra Diamonds Ltd. (CDI)(1)                                                                     20,294,596      36,245
---------------------------------------------------------------------------------------------------------------------------
   Petropavlovsk PLC                                                                                 1,426,018      13,620
---------------------------------------------------------------------------------------------------------------------------
   SABMiller PLC                                                                                       539,891      19,003
---------------------------------------------------------------------------------------------------------------------------
   Standard Chartered PLC                                                                            2,327,100      50,921
---------------------------------------------------------------------------------------------------------------------------
   Tullow Oil PLC                                                                                    2,237,707      48,722
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   613,429
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   United States of America -- 1.1%
---------------------------------------------------------------------------------------------------------------------------
   AutoNavi Holdings Ltd. (ADR)(1)                                                                   1,643,800      16,488
---------------------------------------------------------------------------------------------------------------------------
   Freeport-McMoRan Copper & Gold Inc.                                                                 589,210      21,677
---------------------------------------------------------------------------------------------------------------------------
   Genpact Ltd.(1)                                                                                   5,372,863      80,324
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value
Equity securities                                                                                       Shares        (000)
---------------------------------------------------------------------------------------------------------------------------
   United States of America (continued)
---------------------------------------------------------------------------------------------------------------------------
   Sohu.com, Inc.(1)                                                                                   475,800     $23,790
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   142,279

===========================================================================================================================
   Multinational -- 0.3%
===========================================================================================================================
   Capital International Global Emerging Markets Private Equity Fund, LP
      (acquired 6/30/99, cost: $206,000)(2,3,4,5)                                                   55,999,402         521
---------------------------------------------------------------------------------------------------------------------------
   Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost:
      $27,939,000)(2,3,4,5)                                                                         49,540,803      28,625
---------------------------------------------------------------------------------------------------------------------------
   International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)(1,2,3)                 609,873       2,494
---------------------------------------------------------------------------------------------------------------------------
   International Hospital Corp. Holding NV, Class B, convertible preferred
      (acquired 2/12/07, cost: $3,504,000)(1,2,3)                                                      622,354       2,546
---------------------------------------------------------------------------------------------------------------------------
   New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost:
      $11,000)(1,2,3,4)                                                                                279,240          28
---------------------------------------------------------------------------------------------------------------------------
   New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost:
      $148,000)(1,2,3,4)                                                                             3,810,369         391
---------------------------------------------------------------------------------------------------------------------------
   Pan-African Investment Partners II Ltd., Class A (acquired 06/20/08 cost:
      $13,932,000)(2,3,4,5)                                                                              3,800       5,469
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    40,074

===========================================================================================================================
   Miscellaneous -- 0.7%
===========================================================================================================================
   Equity securities in initial period of acquisition                                                                95,480
---------------------------------------------------------------------------------------------------------------------------
   Total equity securities (cost: $11,800,292,000)
                                                                                                                12,480,144

                                                                                              Principal amount
Bonds and notes                                                                                          (000)
===========================================================================================================================
   Eastern Europe and Middle East -- 0.1%
===========================================================================================================================
   Russia -- 0.1%
---------------------------------------------------------------------------------------------------------------------------
   OAO TMK 5.25% convertible, February 11, 2015                                                         $9,400       8,803
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
   Latin America -- 0.0%
===========================================================================================================================
   Mexico -- 0.0%
---------------------------------------------------------------------------------------------------------------------------
   CEMEX, SAB de CV, 4.875% convertible, March 15, 2015                                                 10,384       6,827
---------------------------------------------------------------------------------------------------------------------------
   Total bonds and notes (cost: $20,545,000)
                                                                                                                    15,630

Short-term securities
---------------------------------------------------------------------------------------------------------------------------
   Corporate short-term notes -- 3.3%
---------------------------------------------------------------------------------------------------------------------------
   Bank of Nova Scotia 0.01% due 1/13/12                                                                58,200      58,200
---------------------------------------------------------------------------------------------------------------------------
   Barclays U.S. Funding Corp. 0.09%-0.20% due 1/3-1/9/12                                              261,500     261,495
---------------------------------------------------------------------------------------------------------------------------
   Deutsche Bank Financial LLC 0.31% due 1/4/12                                                         40,000      39,998
---------------------------------------------------------------------------------------------------------------------------
   Toronto-Dominion Holdings USA, Inc. 0.06% due 1/9-1/12/12                                            70,000      69,999
---------------------------------------------------------------------------------------------------------------------------

Total short-term securities (cost: $429,694,000)
                                                                                                                   429,692

Total investment securities (cost: $12,250,531,000)                                                             12,925,466
Other assets less liabilities (including forward currency contracts)                                                57,781
                                                                                                               ------------

Net assets                                                                                                     $12,983,247
                                                                                                               ===========

(1)   Security did not produce income during the last 12 months.

(2)   This issuer represents investment in an affiliate as defined in the
      Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., Capital
      International Global Emerging Markets Private Equity Fund, LP and Capital
      International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund.

(3)   Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists. As of December 31, 2011, the total value and cost of such securities were $365,206,000 and
      $383,936,000, respectively, and the value represented 2.81% of net assets.

(4)   Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund's performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

(5)   Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

Abbreviations

Securities:
   ADR     -- American Depositary Receipts
   BDR     -- Brazilian Depositary Receipts
   CDI     -- CREST Depository Interest
   GDR     -- Global Depositary Receipts
   PALMS   -- Participating Access Linked Middle Eastern Securities

See Notes to financial statements

Financial statements

                                                                              unaudited
                                                                              (dollars in thousands,
Statement of assets and liabilities at December 31, 2011                      except per-share data)
------------------------------------------------------------------------------------------------------------
Assets:
  Investment securities, at value:
     Unaffiliated issuers (cost: $11,993,016) ............................... $ 12,672,872
                                                                              ------------
     Affiliated issuers (cost: $257,515) ....................................      252,594      $ 12,925,466
  Cash ......................................................................                          5,748
  Cash denominated in non-U.S. currency (cost: $3,814) ......................                          3,872
  Unrealized appreciation on open forward currency contracts ................                          4,439

  Receivables for -

     Sales of investments ...................................................       30,063

     Sales of fund's shares .................................................       13,427

     Dividends and interest .................................................       30,287
     Non-U.S. taxes .........................................................        2,305            76,082
                                                                              ------------      ------------
                                                                                                  13,015,607
                                                                                                ------------

Liabilities:
  Unrealized depreciation on open forward currency contracts ................                            813

  Payables for -

     Purchases of investments ...............................................       22,031

     Investment advisory services ...........................................        6,929
     Directors' compensation ................................................        1,684
     Other fees and expenses ................................................          903            31,547
                                                                              ------------      ------------
                                                                                                      32,360
                                                                                                ------------

Net assets at December 31, 2011 -
Equivalent to $7.36 per share on 1,763,210,772 shares of $0.01 par value
  capital stock outstanding (authorized capital stock - 2,000,000,000 shares)                   $ 12,983,247
                                                                                                ============
Net assets consist of:
  Capital paid in on shares of capital stock ................................                   $ 12,596,303
  Distributions in excess of net investment income ..........................                       (132,584)
  Accumulated net realized loss .............................................                       (158,479)
  Net unrealized appreciation ...............................................                        678,007
                                                                                                ------------

Net assets at December 31, 2011 .............................................                   $ 12,983,247
                                                                                                ============

See Notes to financial statements

Financial statements

                                                                                                   unaudited
Statement of operations for the six months ended December 31, 2011                    (dollars in thousands)
------------------------------------------------------------------------------------------------------------
Investment income:
  Income:
     Dividends (net of non-U.S. withholding tax of $10,721; also includes
      $1,416 from affiliates) ............................................... $    132,369
     Interest (net of non-U.S. withholding tax of $1; also includes $800
      from affiliates) ......................................................        2,165      $    134,534
                                                                              ------------
  Fees and expenses:
     Investment advisory services ...........................................       44,217
     Custodian ..............................................................        2,745
     Registration statement and prospectus ..................................           15
     Auditing and legal .....................................................           80
     Reports to shareholders ................................................            6
     Directors' compensation ................................................          164
     Other ..................................................................        1,559
                                                                              ------------
     Total expenses before expense reduction ................................       48,786
       Custodian expense reduction ..........................................            1            48,785
                                                                              ------------      ------------
  Net investment income .....................................................                         85,749
                                                                                                ------------

Net realized loss and unrealized depreciation on investments, forward currency contracts and currency:

  Net realized gain (loss) on:
     Investments ............................................................     (110,314)

     Forward currency contracts .............................................       98,243
     Currency transactions ..................................................       (6,792)          (18,863)
                                                                              ------------

  Net unrealized appreciation (depreciation) on:

     Investments ............................................................   (3,752,778)

     Forward currency contracts .............................................       14,426
     Currency translations ..................................................       (2,872)       (3,741,224)
                                                                                                ------------
           Net realized loss and unrealized depreciation on investments,
           forward currency contracts and currency ..........................                     (3,760,087)
                                                                                                ------------
Net decrease in net assets resulting from operations ........................                   $ (3,674,338)
                                                                                                ============

See Notes to financial statements

Financial statements

------------------------------------------------------------------------------------------------------------------
Statements of changes in net assets                                                         (dollars in thousands)
------------------------------------------------------------------------------------------------------------------

                                                                                    (unaudited)
                                                                                  6 months ended
                                                                                    December 31,      Year ended
                                                                                       2011          June 30, 2011
                                                                                  --------------------------------
Operations:
  Net investment income ........................................................   $     85,749      $    260,602
  Net realized gain (loss) on investments, forward currency contracts and
   currency transactions .......................................................        (18,863)        1,145,434
  Net unrealized appreciation (depreciation) on investments, forward
   currency contracts and currency translations ................................     (3,741,224)        1,758,377
                                                                                   ------------      ------------
     Net increase (decrease) in net assets resulting from operations ...........     (3,674,338)        3,164,413
                                                                                   ------------      ------------

Dividends and distributions paid to shareholders:
  Dividends from net investment income .........................................       (200,248)         (275,933)
  Distributions from net realized gain on investments ..........................       (433,871)               --
                                                                                   ------------      ------------
     Total dividends and distributions paid to shareholders ....................       (634,119)         (275,933)

Capital share transactions:
  Proceeds from shares sold: 58,105,105 and 182,743,001 shares, respectively ...        472,070         1,771,750
  Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 84,938,753 and 26,487,990
   shares, respectively ........................................................        617,505           255,609
  Cost of shares repurchased: 74,135,778 and 99,158,150 shares, respectively ...       (624,411)         (967,497)
                                                                                   ------------      ------------
     Net increase in net assets resulting from capital share transactions ......        465,164         1,059,862
                                                                                   ------------      ------------

Total increase (decrease) in net assets ........................................     (3,843,293)        3,948,342
Net assets:
  Beginning of period ..........................................................     16,826,540        12,878,198
                                                                                   ------------      ------------
  End of period (including distributions in excess of net investment
   income: $(132,584) and $(18,085), respectively) .............................   $ 12,983,247      $ 16,826,540
                                                                                   ============      ============

See Notes to financial statements

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the "fund") is registered under the
Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

      Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes and short-term securities are amortized daily over the expected life of the security.

      Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

      Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

The fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading.

Methods and inputs - The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

-------------------------------------------- ---------------------------------------------------------------
Fixed-income class                           Examples of standard inputs
-------------------------------------------- ---------------------------------------------------------------
All                                          Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable
                                             securities; and proprietary pricing models such as yield
                                             measures calculated using factors such as cash flows,
                                             financial or collateral performance and other reference data
                                             (collectively referred to as "standard inputs")
-------------------------------------------- ---------------------------------------------------------------
Corporate bonds & notes; convertible         Standard inputs and underlying equity of the issuer
securities
-------------------------------------------- ---------------------------------------------------------------
Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.
Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities.
Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund's determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund's valuation levels as of December 31, 2011 (dollars in thousands):

---------------------------------------------------------------------------------------------
Investment securities:                     Level 1       Level 2      Level 3        Total
---------------------------------------------------------------------------------------------

Equity securities:
   Asia-Pacific .....................   $ 6,222,715   $ 1,214,674   $    21,745   $ 7,459,134
   Latin America ....................     1,843,327            --         3,586     1,846,913
   Eastern Europe and Middle East ...     1,106,869       248,423       149,736     1,505,028
   Other markets ....................     1,493,634        37,456        42,499     1,573,589
Miscellaneous .......................        95,480            --            --        95,480
Bonds and notes .....................            --        15,630            --        15,630
Short-term securities ...............            --       429,692            --       429,692
                                        -----------------------------------------------------
Total                                   $10,762,025   $ 1,945,875   $   217,566   $12,925,466
                                        =====================================================

---------------------------------------------------------------------------------------------
Forward currency contracts(1):                Level 1   Level 2    Level 3    Total
---------------------------------------------------------------------------------------------
Unrealized appreciation on open forward
currency contracts                            $    --   $ 4,439    $    --   $ 4,439
Unrealized depreciation on open forward
currency contracts                                 --      (813)        --      (813)
                                              --------------------------------------
Total                                         $    --   $ 3,626    $    --   $ 3,626
                                              ======================================

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the six months ended December 31,
2011 (dollars in thousands):

                               Gross                                                            Gross
                Beginning    transfers                                 Net                     transfers      Ending
                 value at      into                                  realized  Net unrealized    out of      value at
                 7/1/2011     Level 3     Purchases      Sales       gain(2)   depreciation(2)   Level 3     12/31/2011
           ---------------------------------------------------------------------------------------------------------------
Investment
securities     $  291,520   $    9,655   $    5,713   $  (31,415)   $   12,519   $  (60,771)   $   (9,655)   $  217,566
               ===========================================================================================================

Net unrealized depreciation during the period on Level 3 investment securities held at 12/31/2011(2)
                                                                                                               $  (72,390)
                                                                                                               ===========

(1)   Forward currency contracts are not included in the investment portfolio.

(2)   Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

The fund owns an interest in multiple private equity funds, which are considered alternative investments in accordance with Accounting Standards Update (ASU)
2009-12, Investments in Certain Entities That Calculate Net Asset Value per
Share. The fund is permitted to use the net asset value (NAV) of the private equity funds to determine the fair value of the investment in the funds as such funds do not have a readily determinable fair value and have attributes of an investment company (i.e., the primary business involves investment of pooled funds whereby ownership represents interests in partners' capital to which a proportionate share of net assets is attributed). Although the fund typically uses the NAV of the respective private equity funds to determine fair value of its investments, adjustments may be made to the NAV as a result of known company or market events, updated market pricing for underlying securities held in the private equity fund and/or fund transactions (i.e., drawdowns and distributions).

The following table lists the characteristics of the alternative investments held by the fund as of December 31, 2011 (dollars in thousands):

---------------------------------------------------------------------------------------------------------------------------
                       Investment                             Unfunded
Investment type         strategy         Fair value(1)      commitment(2)    Remaining life(3)     Redemption terms
---------------------------------------------------------------------------------------------------------------------------
Private equity      Primarily          $187,195           $50,851            (less than or equal)  Redemptions are
funds               private sector                                           to 1 to 7 years       not permitted.
                    equity                                                                         These funds
                    investments                                                                    distribute
                    (i.e., expansion                                                               proceeds from the
                    capital,                                                                       liquidation of
                    buyouts) in                                                                    underlying assets
                    emerging markets                                                               of the funds.
---------------------------------------------------------------------------------------------------------------------------

(1)      Included as Level 3 securities in the table on the previous page presenting the fund's valuation levels as of December 31, 2011.

(2)      Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.

(3)      Represents the remaining life of the fund term or the estimated period of liquidation.

4.    Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund's portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests. In addition, the prices of common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; social, economic and political instability;
government activities and restrictions, including repatriation restrictions; and
currency and price fluctuations and periods of illiquidity.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls and/or changes in tax policy that could adversely affect security valuations. In addition, there is greater potential that securities purchased by the fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets. There may be less certainty with respect to portfolio security valuations for developing market securities, which may lead to additional challenges and risks in calculating the fund's net asset value. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

5.    Taxation and distributions

Federal income taxation - The fund complies with the requirements under
Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended December 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation - Dividend and interest income are recorded net of non-U.S.
taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S.
taxes as applicable. As of December 31, 2011, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.
These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S; cost of investments sold; short-term capital gains and losses; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2011, the tax character of the distributions paid to shareholders was ordinary income in the amount of $200,248,000 and long-term capital gain in the amount of
$433,871,000. For the year ended June 30, 2011, the tax character of distribution paid to shareholders was ordinary income in the amount
$275,933,000.

The components of distributable earnings on a tax basis are reported as of the fund's most recent year-end. As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

                                                                    (dollars in
                                                                     thousands)
--------------------------------------------------------------------------------
Undistributed ordinary income                                        $  124,837
Undistributed long-term capital gains                                   410,294
Post-October currency loss deferrals (realized during
the period November 1, 2010, through June 30, 2011)*                    (57,664)
--------------------------------------------------------------------------------

* These deferrals are considered incurred in the subsequent year.

As of December 31, 2011, the tax basis unrealized appreciation (depreciation)
and cost of investments were as follows:

                                                                    (dollars in
                                                                     thousands)
Gross unrealized appreciation on investment securities               $2,358,313
Gross unrealized depreciation on investment securities              (1,893,448)
Net unrealized appreciation on investment securities                    464,865
--------------------------------------------------------------------------------
Cost of investment securities                                        12,460,601
--------------------------------------------------------------------------------

6.    Fees and transactions with related parties

Capital International, Inc. ("CII") is the fund's investment adviser. American
Funds Distributors(R), Inc. ("AFD"), the fund's principal underwriter, is affiliated with CII.

Investment advisory services fee - The Investment Advisory and Service Agreement with CII provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The
Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of assets in excess of
$400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding
$8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion;
0.54% of assets in excess of $15 billion but not exceeding $20 billion; and
0.52% of assets in excess of $20 billion.

Distribution services - The fund has a principal underwriting agreement with
AFD. AFD does not receive compensation for any sale of the fund's shares.

Directors' compensation - Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation on the accompanying financial statements includes
$514,000 in current fees (either paid in cash or deferred) and a net decrease of
$350,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

7.    Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the United States, to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2011, the total value of restricted securities was
$365,206,000, which represents 2.81% of the net assets of the fund.

8.    Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,981,417,000 and $2,885,363,000, respectively, during the six months ended December 31, 2011.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2011, the custodian fee of $2,745,000 was reduced by $1,000, rather than paid in cash.

9.    Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East
Investment Fund Ltd., Capital International Global Emerging Markets Private
Equity Fund, LP and Capital International Private Equity Fund IV, LP are
considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund's transactions in the securities of affiliated issuers during the six months ended December 31, 2011, is as follows:

                                                                                                             Dividend
                                                                                                           and interest
                                                         Beginning    Purchases/    Sales/      Ending       income       Value
Issuer                                                    shares      Additions   Reductions    shares        (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
Affiliated issuers:
Compeq Manufacturing                                    73,599,000           --           --   73,599,000  $        --  $    22,630
Jain Irrigation Systems Ltd.                            14,740,760    6,435,793           --   21,176,553          375       33,572
StemLife                                                 8,331,900           --           --    8,331,900           --          723
VA Tech Wabag                                              633,821      950,731           --    1,584,552           --       10,000

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*                      11,783,118           --           --   11,783,118           --       50,300
Baring Vostok Private Equity Fund III*                  22,047,564      342,984           --   22,390,548           --       43,935
Baring Vostok Capital Partners IV*                      38,746,859    2,975,404           --   41,722,263           --       48,935
Capital International Global Emerging Markets
  Private Equity Fund*                                  55,999,402           --           --   55,999,402           --          521
Capital International Private Equity Fund IV*           49,194,744      346,059           --   49,540,803          991       28,625
International Hospital                                   1,232,227           --           --    1,232,227           --        5,040
New Asia East Investment Fund                            4,089,609           --           --    4,089,609           --          419
Pan-African Investment Partners II                           3,800           --           --        3,800           56        5,469
South African Private Equity Fund III*                  27,594,065           --           --   27,594,065          794        2,425

                                                                                                           -------------------------
                                                                                                           $     2,216  $   252,594
                                                                                                           =========================

*For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

10.   Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates.
Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities.
The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of December 31, 2011, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

                                                                                 Contract amount             U.S. valuation
                                                                                      (000)                       (000)
                                                                              ---------------------      ---------------------------
                                                                                                                      Unrealized
                                                                                                                     appreciation/
                                                    Counterparty              Non-U.S.      U.S.         Amount     (depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Sales:
Australian Dollar to U.S. Dollar expiring 1/6/2012  Credit Suisse First       AUD15,477     $15,349       $15,827            $(478)
                                                         Boston
Brazilian Real to U.S. Dollar expiring 2/28/2012    Bank of America           BRL33,240      18,007        17,600               407
Brazilian Real to U.S. Dollar expiring 2/28/2012    JPMorgan Chase Bank        BRL5,857       3,176         3,101                75
British Pound to U.S. Dollar expiring 1/13/2012     Bank of America           GBP82,195     128,300       127,638               662
British Pound to U.S. Dollar expiring 1/13/2012     Mellon Bank               GBP14,169      22,104        22,003               101
Canadian Dollar to U.S. Dollar expiring 1/6/2012    Credit Suisse First       CAD19,488      18,793        19,128             (335)
                                                         Boston
Czech Koruna to U.S. Dollar expiring 1/6/2012       JPMorgan Chase Bank      CZK656,533      34,799        33,232             1,567
Czech Koruna to U.S. Dollar expiring 1/23/2012      Royal Bank of Scotland   CZK385,265      19,859        19,503               356
Euro Dollar to U.S. Dollar expiring 1/19/2012       Mellon Bank               EUR37,946      49,357        49,117               240
Israeli Shekel to U.S. Dollar expiring 1/11/2012    UBS AG                   ILS307,219      81,430        80,585               845
Polish Zloty to U.S. Dollar expiring 2/6/2012       Bank of America          PLN143,070      41,513        41,327               186
                                                                                                                        -----------
Forward currency contracts -- net                                                                                            $3,626
                                                                                                                        ===========

Financial highlights

                                                             6 months
                                                               ended                           Year ended June 30
                                                             December      ---------------------------------------------------------
                                                             31, 2011(1)     2011       2010        2009        2008       2007(2)
                                                                           ---------------------------------------------------------
Net asset value, beginning of period .......................  $  9.93      $   8.13   $   6.72    $  12.95    $  17.02    $  15.21
                                                              -------      --------   --------    --------    --------    --------
  Income (loss) from investment operations(3):
   Net investment income ...................................      .05           .16        .15         .18         .39         .22
   Net realized and unrealized gain (loss) on investments ..    (2.24)         1.81       1.39       (4.09)        .68        6.56
                                                              -------      --------   --------    --------    --------    --------
   Total income (loss) from investment operations ..........    (2.19)         1.97       1.54       (3.91)       1.07        6.78
                                                              -------      --------   --------    --------    --------    --------

  Less distributions:
   Dividends from net investment income ....................     (.12)         (.17)      (.13)       (.23)       (.59)       (.41)
   Distributions from net realized gains ...................     (.26)           --         --       (2.09)      (4.55)      (4.56)
                                                              -------      --------   --------    --------    --------    --------
    Total distributions ....................................     (.38)         (.17)      (.13)      (2.32)      (5.14)      (4.97)
                                                              -------      --------   --------    --------    --------    --------
Net asset value, end of period .............................  $  7.36      $   9.93   $   8.13    $   6.72    $  12.95    $  17.02
                                                              =======      ========   ========    ========    ========    ========

Total return ...............................................   (22.01)%(4)    24.29%     22.83%     (23.08)%      3.78%      52.08%

Ratios/supplemental data:
  Net assets, end of period (in millions) ..................  $12,983      $ 16,827   $ 12,878    $ 10,830    $ 13,925    $ 15,383
  Ratio of expenses to average net assets ..................       .67%(5)       .68%       .71%        .71%        .67%        .70%
  Ratio of net investment income to average net assets .....      1.17%(5)      1.65%      1.86%       2.49%       2.47%       1.39%
  Portfolio turnover rate ..................................     20.59%(4)     40.66%     49.38%      67.91%      57.50%      52.19%

(1)   Unaudited

(2)   The per-share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.

(3)   The per-share data is based on average shares outstanding.

(4)   Based on operations for the period shown and, accordingly, not representative of a full year's operations.

(5)   Annualized

Expense example
                                                             unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual expenses:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$779.93	$3.00	.67%
Hypothetical 5% return before expenses	1,000.00	1,021.77	3.40	.67

* Expenses are equal to the fund’s annualized expense ratio of .67%, multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Result of special meeting of shareholders held November 10, 2011

Shares outstanding on record date (August 12, 2011)	1,689,451,897.11
Total shares voting on November 10, 2011	998,846,394.60	(59.12% of shares outstanding)

Proposal 1: Election of directors

		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Walter G. Borst	998,649,351.38	99.98%	197,043.22	0.02%
Gary Bruebaker	998,612,739.37	99.98	233,655.24	0.02
Paul N. Eckley	998,684,259.87	99.98	162,134.74	0.02
Beverly L. Hamilton	996,088,216.59	99.72	2,758,178.02	0.28
Raymond Kanner	996,123,125.07	99.73	2,723,269.53	0.27
Victor D. Kohn	998,653,751.99	99.98	192,642.61	0.02
L. Erik Lundberg	998,684,259.87	99.98	162,134.74	0.02
Helmut Mader	996,142,172.98	99.73	2,704,221.62	0.27
Luis Freitas de Oliveira	998,582,231.49	99.97	264,163.12	0.03
William B. Robinson	996,142,172.98	99.73	2,704,221.62	0.27
John P. Rohal	998,577,830.88	99.97	268,563.72	0.03
Aje K. Saigal	998,665,211.96	99.98	181,182.64	0.02
Shaw B. Wagener	998,653,751.99	99.98	192,642.61	0.02
David H. Zellner	998,649,351.38	99.98	197,043.22	0.02

Offices of the fund and of the investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the fund. This and other important information is in the prospectus, which can be obtained from Capital International by calling 800/421-4989 and should be read carefully before investing.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGESR-915-0212P (NLS)

Litho in USA  TAG/AFD/9099-S29161

© 2012 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 29, 2012

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: February 29, 2012